SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 22, 2003


                         VOLT INFORMATION SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          New York                       1-9232                   13-5658129
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



560 Lexington Avenue, New York, New York               10022
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(Address of Principal Executive Offices)            (Zip Code)


                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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         (a) Financial statements of business acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c) Exhibits:

                  99.1 Volt Information Sciences, Inc. Press Release dated December 22, 2003.

Item 12.  Results of Operations and Financial Condition.
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         The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On December 22, 2003, the Company issued a press release announcing its results of operations for the fiscal year and fourth quarter ended November 2, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.



                                S I G N A T U R E
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VOLT INFORMATION SCIENCES, INC.


Date     December 22, 2003               By:  /s/ James J. Groberg
                                         ---------------------------------------
                                         James J. Groberg, Senior Vice President

                                  EXHIBIT INDEX
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Exhibit
Number   Description
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99.1       Volt Information Sciences, Inc. Press Release dated December 22, 2003